UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 23, 2004

                               AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            000-50397                                     51-0309588
     (Commission File Number)                  (IRS Employer Identification No.)


  2300 BUCKSKIN ROAD, POCATELLO, IDAHO                      83201
 (Address of Principal Executive Offices)                (Zip Code)


                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01. Other Events

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is information regarding the adoption of a 10b5-1 plan by Nippon Mining Holdings, Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMIS HOLDINGS, INC.

Date: August 23, 2004                        By: /s/ David Henry
      -------------------------                  -------------------------------
                                             Name: David Henry
                                             Title: Senior Vice President and
                                                    Chief Financial Officer